Exhibit 99.4
                                                                     Page 1 of 2
                                 KAYE GROUP INC.
                              122 EAST 42ND STREET
                               NEW YORK, NY 10168
                                WWW.KAYEGROUP.COM
================================================================================

NEWS RELEASE                        Contact Person:  Michael P. Sabanos
                                                  Senior Vice President & C.F.O.
FOR IMMEDIATE RELEASE               Phone:           (212) 338-2100
                                    Fax:             (212) 867-0368
                                    E-Mail :       sabam022@kayegroup.com


                KAYE ANNOUNCES LARGEST STOCKHOLDER'S DISSOLUTION
                         Acquisition Strategy to Benefit


NEW YORK, NY May 27, 1998- KAYE GROUP INC. (NASDAQ-KAYE) today reported that Kaye International L.P. (KILP), the company's largest shareholder, was dissolved effective May 12, 1998. As a result, the approximately 6,100,000 shares of Kaye Group Inc. held by KILP have been distributed to its partners, consisting of several individuals and entities. Ultimately, certain of those entities may distribute their shares to their partners/owners.

Michael P. Sabanos, the company's Chief Financial Officer, said that this will increase the company's float by making KILP's historically held shares of Kaye Group Inc. available for public trading on the NASDAQ National Market. He added that the company expects the dissolution will allow it to undertake acquisitions using the pooling-of-interests, or merger, accounting method, beginning in the year 2000.

Commenting further, Mr. Sabanos said, "We welcomed this action by KILP as being in the best interests of the company. It further simplifies the corporate structure and will make it easier to implement our acquisition strategy and grow the company."

Kaye Group Inc., through its insurance brokerage subsidiaries, procures property/casualty and employee benefit insurance and provides a full range of brokerage and risk management services for commercial clients throughout the country. Through its principal insurance company subsidiary, Old Lyme Insurance Company of Rhode Island, Inc. (A.M. Best rated A- (Excellent) ), the Company underwrites property and casualty insurance for certain niche/affinity groups consisting of restaurants, apartment buildings, churches, retail stores, pharmacies, contractors, and other industries.

                                      # # #
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                                                                    Exhibit 99.4
                                                                     Page 2 of 2

                              CAUTIONARY STATEMENT


The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These uncertainties and other factors (which are described in more detail elsewhere in documents filed by the Company with the Securities and Exchange Commission) include, but are not limited to, uncertainties relating to general economic conditions and cyclical industry conditions, uncertainties relating to government and regulatory policies, volatile and unpredictable developments (including storms and catastrophes), the legal environment, the uncertainties of the reserving process and the competitive environment in which the Company operates. The words "believe", "expect", "anticipate", "project", "plan", and similar expressions, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The
Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KAYE GROUP INC.


                                            By:       /s/ Michael P. Sabanos
                                                      ----------------------

                                            Name:    Michael P. Sabanos
                                            Title:   Senior Vice President &
                                                     Chief Financial Officer



Dated:  June 9, 1998